Exhibit 10.4

INTERNATIONAL MONITORING, INC.

6990 S.W. 8th Street, Second Floor

Miami, FL, 33144

April 10, 2006

Mr. Sheldon Katz, Vice President

Devcon Security Services Corp.

595 S. Federal Highway

Suite 500

Boca Raton, Florida 33432

RE:

Agreement between International Monitoring, Inc. (“Seller”) and Devcon Security Services Corp. (“Buyer”) dated as of March 2, 2006 (the “Sale Agreement”; all capitalized terms used herein but not otherwise defined herein should have the meanings ascribed to such terms in the Agreement).

Dear Sheldon:

This letter agreement (this “Letter Agreement”), when countersigned by you, shall memorialize our agreement with respect to the subject matter herein.

Pursuant to Section 2.1 of the Sale Agreement, Seller and Buyer hereby agree to extend the Closing Date to May 17, 2006. Seller and Buyer acknowledge and agree that Buyer’s right to terminate the Sale Agreement as contemplated by Section 5.1 thereof shall continue until the Closing Date as extended hereby. Seller and Buyer further acknowledge and  agree  that Seller shall  reimburse Buyer up to $5000.00 for reasonable out-of-pocket costs incurred by Buyer in connection with Buyer updating its due diligence review of the Business as a result of the extension of the Closing Date as agreed to hereby.

This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed an original. If any signature to this Letter Agreement is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

If the foregoing accurately reflects our agreement, please execute this Letter Agreement in the space below and return a copy to Seller by facsimile to (678) 808-1551.

Sincerely,

INTERNATIONAL MONITORING, INC.

		BY:	/s/ Ronald G Farrell
		Name:	Ronald G Farrell
		Title:	Chief Executive Officer

AGREED AND ACCEPTED BY:

DEVCON SECURITY SERVICES CORP.

By:	/s/ Sheldon Katz
Name:	Sheldon Katz
Title:	Vice President